Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated March 19, 2010

to the Prospectus for the Institutional Class of Allianz Multi-Strategy Funds

Dated April 1, 2009

Revised Expense Limitation for Institutional Class Shares of

Allianz NACM International Growth Fund

Effective as of the close of business on March 19, 2010, upon consummation of the merger of the Nicholas-Applegate International Growth Fund, a series of Nicholas-Applegate Institutional Funds, into Allianz NACM International Growth Fund (the “Fund”), a series of the Allianz Funds Multi-Strategy Trust, Allianz Global Investors Fund Management LLC, the Trust’s Manager, has agreed to waive contractually through March 31, 2011, its management fee and/or reimburse the Fund to the extent that total annual fund operating expenses exceed 0.97% for Institutional Class shares (excluding trustees’, interest, tax and extraordinary expenses). Waived expenses may be recouped before the end of the third fiscal year following such waiver under certain conditions.